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                                                                   EXHIBIT 10.12

                                   CHASE H&Q

     THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


                           WARRANT TO PURCHASE STOCK


Corporation:                 HAHT COMMERCE, INC.
Number of Shares:            248,022
Class of Stock:              Series E Preferred
Initial Exercise Price:      See below
Issue Date:                  April 24, 2000


     THIS WARRANT CERTIFIES THAT CHASE H&Q ("Holder") is entitled to purchase the number of fully paid and nonassessable shares of the Class of Stock (the "Shares") of the corporation (the "Company") at the initial exercise price per Share (the "Warrant Price") all as set forth herein and as adjusted pursuant to
Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant. The Warrant Price shall be equal to $0.929 per share. This Warrant will be exerciseable until the earlier of: (a) five (5) years from the date of issuance; (b) the effectiveness of the Company's initial public offering; and (c) a "change in control" of the Company. A "change in control" means the sale of all or substantially all of the assets of the Company or the acquisition of the Company by means of consolidation or merger after which the then current shareholders of the Company hold less than 50% of the voting power of the surviving corporation; provided that a reincorporation of the Company or a transaction in which the compensation received does not consist of case or marketable securities shall not be a "change in control." The Company shall give Holder at least 10 days advance written notice of the events described in (b) or (c).

ARTICLE 1. EXERCISE.

          1.1. Method of Exercise. Holder may exercise this Warrant by
               ------------------
delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

          1.2. Conversion Right. In lieu of exercising this Warrant as specified
               ----------------
in Section 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Section 1.4.

          1.3. No Rights of Shareholder. This Warrant does not entitle Holder to
               ------------------------
any voting rights as a shareholder of the Company prior to the exercise hereof.

          1.4. Fair Market Value.  The Board of Directors of the Company shall
               -----------------
determine fair market value in its reasonable good faith judgment.

          1.5. Delivery of Certificate and New Warrant.  Promptly after Holder
               ---------------------------------------
exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not
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been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired shall be delivered to Holder.

          1.6. Replacement of Warrants.  On receipt of evidence reasonably
               -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.


                     ARTICLE 2. ADJUSTMENTS TO THE SHARES.

          2.1. Stock Dividends, Splits, Etc.   If the Company declares or pays a
               ----------------------------
dividend on the Class of Stock payable in the Class of Stock or other securities, or subdivides the outstanding Class of Stock into a greater amount of the Class of Stock, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

          2.2. Reclassification, Exchange or Substitution.  Upon any
               ------------------------------------------
reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company's Articles of Incorporation. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

          2.3. Adjustments for Combinations, Etc. If the outstanding Shares are
               ---------------------------------
combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

          2.4. No Impairment.  The Company shall not, by amendment of its
               -------------
Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment.

          2.5. Fractional Shares.  No fractional Shares shall be issuable upo
               -----------------
n exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder amount computed by multiplying the fractional interest by the fair market value of a full Share.

          2.6. Certificate as to Adjustments. Upon each adjustment of the
               -----------------------------
Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer or other officers of the corporation setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.
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ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          3.1. Representations and Warranties. The Company hereby represents and
               ------------------------------
warrants to the Holder that all Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws. The Company shall at all times reserve a sufficient number of Shares and of shares of common stock for issuance upon Holder's exercise of its rights hereunder and conversion of the Shares.

ARTICLE 4. MISCELLANEOUS.

          4.1. Legends. This Warrant and the Shares (and the securities
               -------
issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

          4.2. Compliance with Securities Laws on Transfer. This Warrant and the
               -------------------------------------------
Shares issuable upon exercise this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale.

          4.3. Transfer Procedure.  Subject to the provisions of Section 4.1
               ------------------
and 4.2, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). Unless the Company is filing financial information with the SEC pursuant to the Securities Exchange Act of 1934, the Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company.

          4.4. Notices.  All notices and other communications from the Company
               -------
to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such holder from time to time.

          4.5. Waiver. This Warrant and any term hereof may be changed, waived,
               ------
discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

          4.6. Attorneys' Fees.  In the event of any dispute between the
               ---------------
parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

          4.7. Governing Law.  This Warrant shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware without giving effect to its principles regarding conflicts of law.
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                                                  HAHT COMMERCE, INC.

                                                  By /s/ J Nick Riehle
                                                    ------------------------
                                                  Name J Nick Riehle
                                                       ---------------------
                                                          (Print)

                                                  Title  CFO
                                                       ---------------------